                      ASSIGNMENT OF INTELLECTUAL PROPERTY
                            CONDITIONAL ON PAYMENT

          THIS AGREEMENT is made and entered into as of this 31st day of May, 1999, by and between MOLECULAR BIOLOGY RESOURCES, INC., a corporation organized under the laws of the State of Delaware ("MBR") and INVITROGEN CORP., a corporation organized under the laws of the State of Delaware ("INVITROGEN").

                                   RECITALS

          A. MBR owns certain rights and title to the Patents (defined below) and has licensed its interest in the Patents to INVITROGEN pursuant to a license agreement dated May 10, 1990 (the "License Agreement").

          B. INVITROGEN desires to acquire the entire interest in the Patents and MBR desires to assign its entire interest in the Patents upon full payment of the obligations set forth below.

                                  AGREEMENTS

          In consideration of the recitals and the mutual promises contained in this Agreement, and other good and valuable consideration the receipt of which is hereby acknowledged, the parties agree as follows:

          1.   Definitions.

               (a) "Patents" means the patents referenced on Schedule A to Exhibit B to this Agreement.

               (b) "Invention" means all claimed or disclosed features in the Patents.

               (c) "Product" means all devices, methods, compositions of matter of manufacture embodying the Invention.

               (d) "Patent Rights" means (i) the right to make, use and sell the Inventions and/or Products.

          2. Assignment of Invention. MBR agrees to transfer and assign to INVITROGEN all of its rights in the Patents for one million five hundred thousand dollars ($1,500,000.00)(the "Purchase Price") as provided in this Agreement. MBR will execute and deliver to INVITROGEN an assignment of the Patents in the form attached as Exhibit B contemporaneously with INVITROGEN delivering to MBR:

               (a)   $500,000 in cash by wire transfer;

               (b) a duly executed promissory note in the amount of $1 million in the form attached as Exhibit A (the "Note"); and

               (c) a letter of credit issued by Union Bank in favor of MBR in the form attached as Exhibit C and in an amount sufficient to cover principal and interest payments due under the Note.

          3. License Agreement Termination. The License Agreement shall terminate upon MBR's receipt of the documents referred to in section 2(a),
(b) and (c) above and no royalties accruing thereunder will respect to Products sold after December 31, 1998 shall be payable.

          4.   Representations and Warranties by MBR.

               (a) MBR represents and warrants that it has full and complete authority to enter into this Agreement and the right to assign the Patents as provided herein.

               (b) MBR represents and warrants that it has taken no actions which adversely affect the rights of INVITROGEN under this Agreement. MBR further represents and warrants that it owns all rights, title and interest in and to the Patents (excluding rights of INVITROGEN or its assignees) free and clear of any and all liens, security interests and/or third party encumbrances.

               (c) MBR represents and warrants that no licenses, covenants or agreements have been granted or entered into by MBR relating to the Patents, except those entered into with the INVITROGEN, and no licenses, covenants or agreements will be granted or entered into by the MBR relating to the Patents subsequent to the date of this Agreement.

               (d) INVITROGEN possesses the necessary expertise and skill in the technical areas in which the Invention is involved to make, and has made, its own evaluation of the capabilities, safety, utility, and commercial application of the Invention. Accordingly, MBR EXPRESSLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A

PARTICULAR PURPOSE AND ANY OTHER IMPLIED WARRANTIES WITH RESPECT TO THE CAPABILITIES, SAFETY, UTILITY, OR COMMERCIAL APPLICATION OF THE INVENTION.

               (e) To MBR's knowledge, without investigation, the Patents are not being infringed by any third party.

          5.   REPRESENTATIONS AND WARRANTIES BY INVITROGEN.

               (a) INVITROGEN represents and warrants that it has full and complete authority to enter into this Agreement and to transfer payments to MBR.

               (b) INVITROGEN acknowledges that an inducement for MBR to enter into this Agreement is full payment of all past royalties owed to MBR by INVITROGEN. Accordingly, INVITROGEN represents and warrants that all royalties under the License Agreements payable with respect to Products sold on or before December 31, 1998, have been paid in full.

          6. NOTICES. Any notice, correspondence or other communication required or permitted by this Agreement, unless otherwise specified, shall be in writing and shall be deemed properly given when sent by first class mail, certified or registered postage prepaid, or by facsimile transmission and addressed as provided below.

               (a)   If to MBR:

                     Peter J. Smyczek, President
                     Molecular Biology Resources, Inc.
                     5520 West Burleigh Street
                     Milwaukee, WI 53210

               (b)   If to INVITROGEN:

                     LAW DEPARTMENT
                     INVITROGEN CORP.
                     1600 FARADAY AVENUE
                     CARLSBAD, CA 92008

          7. GOVERNING LAW. This Agreement shall be exclusively construed, applied, performed and enforced according to federal law of the United

State of America and/or the law of the State of Wisconsin, USA, and each party to this Agreement hereby consents to the exclusive jurisdiction of any competent United States federal court and/or court of law in the State of Wisconsin.

          8. ENTIRE AGREEMENT. This Agreement constitutes and contains the entire transaction of the parties with respect to the subject matter hereof. This Agreement supersedes any and all prior understandings and agreements between the parties. Any modification of this Agreement shall be in writing and executed in the same manner as this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement or cause this Agreement to be executed of the day, month and year first above written.

MOLECULAR BIOLOGY                           INVITROGEN CORP.
RESOURCES, INC.

By: /s/ Peter J. Smyczek                    By: [illegible]
    ------------------------------              -----------------------------
    Peter J. Smyczek, President

Date:  May 28, 1999                         Date:   May 28, 1999
      ----------------------------                ---------------------------

                                EXHIBIT A

                                TERM NOTE

$1,000,000.00                                              Milwaukee, Wisconsin
                                                                   May 31, 1999


     FOR VALUE RECEIVED, the undersigned, INVITROGEN CORP. ("Maker"), promises to pay to the order of MOLECULAR BIOLOGY RESOURCES, INC. ("MBR") at 5520 West Burleigh Street, Milwaukee, WI 53210 or at such other address as the holder may designate to the Maker in writing, the principal sum of One Million Dollars ($1,000,000) payable as follows: a $400,000 principal payment on June 1, 2000, a $300,000 principal payment on June 1, 2001, a $200,000 principal payment on June 1, 2002, and a $100,000 principal payment on June 1, 2003, plus interest payable as set forth below. All payments shall be made by wire transfer as directed by MBR.

     This Note bears interest on the outstanding principal balance at the rate of 6% per annum, compounded annually, payable with each installment and at maturity, by acceleration or otherwise. Unpaid principal and interest shall bear interest from the time due (whether by acceleration or lapse of time) until paid at the rate of 12.5% per annum. All principal and interest shall be payable in lawful money of the United States of America.

     The unpaid balance hereunder shall mature and become immediately payable if any installment of principal or interest is not paid when due under this Note or the Maker or any surety, endorser, or guarantor becomes the subject of bankruptcy or other insolvency proceedings. The holder's receipt of any payment on this Note after the occurrence of a default shall not constitute a waiver of the default or the holder's rights and remedies upon such default.

     This Note may be prepaid in whole or in part at any time, without penalty or interest.

     Maker agrees to pay all costs of collection before and after judgment, including reasonable attorneys' fees. Maker, for itself, its legal representatives, successors and assigns, hereby waives presentment, protest, demand and notice of acceleration, nonpayment and dishonor. This Note is secured by all existing and future security agreements and mortgages between the holder and Maker.

     This Note is executed in and is governed by the laws of the State of Wisconsin. To the extent not prohibited by law, Maker consents that venue for any legal proceeding relating to collection of this Note shall be, at the holder's option, the county in which the holder maintains its principal place of business, the county in which Maker maintains its principal place of business, or the county in which this Note was executed.

     This Note shall be freely transferable and assignable by the holder and may be modified or discharged only by an agreement in writing executed by the party against whom enforcement of any modification or discharge is sought.


                                       INVITROGEN CORP.

                                       BY_____________________________

                                         Its__________________________

                                  EXHIBIT B

                    ASSIGNMENT OF INTELLECTUAL PROPERTIES

     THIS ASSIGNMENT OF INTELLECTUAL PROPERTIES, effective May 31, 1999, is between MOLECULAR BIOLOGY RESOURCES, INC., a Delaware corporation
("Assignor") and INVITROGEN CORP., a Delaware corporation ("Assignee").

                                  RECITALS

     A. Assignor is the owner of certain rights, title and interest in and to certain intellectual properties, as specified below.

     B. Assignor desires to assign all its rights, title and interest in such properties to Assignee, and Assignee desires to accept such assignment.

                                 AGREEMENTS

     In consideration of the recitals and mutual agreements which follow and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignee and Assignor agree as follows:

     1. ASSIGNMENT OF PATENTS, PATENT APPLICATIONS AND INVENTIONS. Assignor, irrevocably and forever, assigns and transfers to Assignee, its successors and assigns, Assignor's entire rights, title and interest in and to the patents, together with the inventions and improvements covered thereby, listed in Schedule A attached hereto. Assignor also assigns and transfers its entire rights, title, and interest in and to any extension, reissue or reexamination patent or the equivalent thereof that may result from any such patent. Assignor also hereby assigns and transfers its entire rights, title, and interest in and to any other protectable interest or invention underlying any said patent, and in and to any patent rights relating to or depending from any said invention or patent, including all rights to claim priority on and to any and all improvements and inventions part of and underlying the patents listed in Schedule A.

     2. ASSIGNMENT OF ACCRUED ENFORCEMENT RIGHTS. Assignor assigns and contributes to Assignee any and all claims or causes of action for infringement or unauthorized use of any of the intellectual properties listed on Schedule A that may have accrued prior to the effective date of this

Agreement, together with the right to bring suit for and/or initiate any proceeding to collect any and all damages arising from any such claim or cause of action.

     3. FURTHER ASSURANCES. Assignor shall provide Assignee, its successors, assigns or other legal representatives, cooperation and assistance at Assignee's reasonable request and expense, such assistance including (a) making available technical information and know-how relating to any patent or patent application listed in Schedule A; and (b) the execution and delivery of any and all affidavits, declarations, oaths exhibits, assignments, powers of attorney or other documentation as may be reasonably required: in the preparation, prosecution and/or maintenance of any applications for patents or registration of intellectual property assigned pursuant to this Assignment;
in the prosecution or defense of any interference, opposition, infringement or other proceedings that may arise in connection with any of the intellectual property assigned pursuant to this Assignment; and in the implementation or perfection of this Assignment.


                  For Assignor, MOLECULAR BIOLOGY RESOURCES, INC.:

                                   BY:____________________________

                                      Printed Name:
                                             Title:


Subscribed and sworn to before me
this ____ day of ____________, 19__.


____________________________________
Notary Public, State of Wisconsin
My commission expires:______________



                  For Assignee, INVITROGEN CORP.:

                                   BY:____________________________

                                      Printed Name:
                                             Title:


Subscribed and sworn to before me
this ____ day of ____________, 19__.


____________________________________
Notary Public, State of Wisconsin
My commission expires:______________

                                   SCHEDULE A

                       PATENTS AND PATENT APPLICATIONS

United States Patent No. 5,827,657 for "Direct cloning of PCR amplified nucleaic acids" filed July 18, 1996.

United States Patent No. 5,487,993 for "Direct cloning of PCR amplified nucleaic acids" filed September 9, 1993.

European Patent No. 0550693 and corresponding national patents.

European Patent Application No. 96250006.2 pending.

                                   TERM NOTE


$1,000,000.00                                             Milwaukee, Wisconsin
                                                                  May 31, 1999


       FOR VALUE RECEIVED, the undersigned, INVITROGEN CORP. ("Maker"), promises to pay to the order of MOLECULAR BIOLOGY RESOURCES, INC. ("MBR") at 5520 West Burleigh Street, Milwaukee, WI 53210 or at such other address as the holder may designate to the Maker in writing, the principal sum of One Million Dollars ($1,000,000) payable as follows: a $400,000 principal payment on June 1, 2000, a $300,000 principal payment on June 1, 2001, a $200,000 principal payment on June 1, 2002, and a $100,000 principal payment on June 1, 2003, plus interest payable as set forth below. All payments shall be made by wire transfer as directed by MBR.

       This Note bears interest on the outstanding principal balance at the rate of 6% per annum, compounded annually, payable with each installment and at maturity, by acceleration or otherwise. Unpaid principal and interest shall bear interest from the time due (whether by acceleration or lapse of time) until paid at the rate of 12.5% per annum. All principal and interest shall be payable in lawful money of the Unites States of America.

       The unpaid balance hereunder shall mature and become immediately payable if any installment of principal or interest is not paid when due under this Note or the Maker or any surety, endorses, or guarantor becomes the subject of bankruptcy or other insolvency proceedings. The holder's receipt of any payment on this Note after the occurrence of a default shall not constitute a waiver of the default or the holder's rights and remedies upon such default.

       This Note may be prepaid in whole or in part at any time, without penalty or interest.

       Maker agrees to pay all costs of collection before and after judgment, including reasonable attorneys' fees. Maker, for itself, its legal representatives, successors and assigns, hereby waives presentment, protest, demand and notice of acceleration, nonpayment and dishonor. This Note is secured by all existing and future security agreements and mortgages between the holder and Maker.

       This Note is executed in and is governed by the laws of the State of Wisconsin. To the extent not prohibited by law, Maker consents that venue for any legal proceeding relating to collection of this Note shall be, at the holder's option, the county in which the holder maintains its principal place of business, the county in which Maker maintains its principal place of business, or the county in which this Note was executed.

       This Note shall be freely transferable and assignable by the holder and may be modified or discharged only by an agreement in writing executed by the party against whom enforcement of any modification or discharge is sought.


                                                    INVITROGEN CORP.

                                                    BY  (illegible)
                                                      ----------------------

                                                      Its  Sr. VP & CFO
                                                      ----------------------

                     ASSIGNMENT OF INTELLECTUAL PROPERTIES

       THIS ASSIGNMENT OF INTELLECTUAL PROPERTIES, effective May 31, 1999, is between MOLECULAR BIOLOGY RESOURCES, INC., a Delaware corporation
("Assignor") and INVITROGEN CORP., a Delaware corporation ("Assignee").


                                   RECITALS

       A. Assignor is the owner of certain rights, title and interest in and to certain intellectual properties, as specified below.

       B. Assignor desires to assign all its rights, title and interest in such properties to Assignee, and Assignee desires to accept such assignment.


                                  AGREEMENTS

       In consideration of the recitals and mutual agreements which follow and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignee and Assignor agree as follows:

       1. ASSIGNMENT OF PATENTS, PATENT APPLICATIONS AND INVENTIONS. Assignor, irrevocably and forever, assigns and transfers to Assignee, its successors and assigns, Assignor's entire rights, title and interest in and to the patents, together with the inventions and improvements covered thereby, listed in Schedule A attached hereto. Assignor also assigns and transfers its entire rights, title, and interest in and to any extension, reissue or reexamination patent or the equivalent thereof that may result from any said patent. Assignor also hereby assigns and transfers its entire rights, title, and interest in and to any other protectable interest or invention underlying from any said patent, and in and to any patent rights relating to or depending from any said invention or patent, including all rights to claim priority on and to any and all improvements and inventions part of and underlying the patents listed in Schedule A.

       2. ASSIGNMENT OF ACCRUED ENFORCEMENT RIGHTS. Assignor assigns and contributes to Assignee any and all claims or causes of action for infringement or unauthorized use of any of the intellectual properties listed on Schedule A that may have accrued prior to the effective date of this Agreement, together with the right to bring suit for and/or initiate any proceeding to collect any and all damages arising from any such claim or cause of action.

       3. FURTHER ASSURANCES. Assignor shall provide Assignee, its successors, assigns or other legal representatives, cooperation and assistance at Assignee's reasonable request and expense, such assistance including (a) making available technical information and know-how relating to any patent or patent application listed in Schedule A; and (b) the execution and delivery of any and all affidavits, declarations, oaths, exhibits, assignments, powers of attorney or other documentation as may be reasonably required: in the preparation, prosecution and/or maintenance of any applications for patents or registration of the intellectual property assigned pursuant to this Assignment; in the prosecution or defense of any interference, opposition, infringement or other proceedings that may arise in connection with any of the intellectual property assigned pursuant to this Assignment; and in the implementation or perfection of this Assignment.


                            For Assignor, MOLECULAR BIOLOGY RESOURCES, INC.:


                                             BY  /s/ Peter J. Smyczek
                                               ------------------------------
                                               Printed Name: Peter J. Smyczek
                                                      Title: President



Subscribed and sworn to before me
this 28th day of May, 1999


/s/ Lynn M. Honari
-----------------------------------
Notary Public, State of Wisconsin
My commission expires: 1-26, 2003
                      -------------


          For Assignee, INVITROGEN CORP.


                                             BY  /s/ Warner Broaddus
                                               ------------------------------
                                               Printed Name: Warner Broaddus
                                                      Title: Gen. Counsel &
                                                             Secretary


Subscribed and sworn to before me
this 2 day of June, 1999


/s/ Kristen Higgins
-----------------------------------
Notary Public, State of California                              [SEAL]
My commission expires: 6/11/99
                      -------------

                                   SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS

United States Patent No. 5,827,657 for "Direct cloning of PCR amplified nucleaic acids" filed July 18, 1996.

United States Patent No. 5,487,993 for "Direct cloning of PCR amplified nucleaic acids" filed September 9, 1993.

European Patent No. 0550693 and corresponding national patents.

European Patent Application No. 96250006.2 pending.